UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

October 18, 2003

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

COMMISSION FILE NUMBER 0-16448

Holiday RV Superstores, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	59-1834763
(State Or Other Jurisdiction Of Incorporation Or Organization)	(IRS Employer Identification No.)

200 East Broward Boulevard, Suite 920

Ft. Lauderdale, Florida 33301

(Address Of Principal Executive Offices)

(954) 522-9903

(Registrant’s Telephone Number,

Including Area Code)

(Former Name Or Former Address,

If Changed Since Last Report)

ITEM 3.                                                     BANKRUPTCY OR RECEIVERSHIP.

                                                On October 18, 2003, the Board of Directors of Holiday RV Superstores, Inc. (the “Company”)  adopted a resolution directing and authorizing management of the Company to cause the Company to file a voluntary petition under the provisions of chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101-1330 (the “Bankruptcy Code”). On October 20, 2003 the Company filed a voluntary petition under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware.  The Company continues to operate its business and manage its properties as a debtor in possession.

ITEM 7.                                                     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)                                                 Not applicable.

(b)                                                Not applicable.

(c)                                                 Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 21st day of October, 2003.

HOLIDAY RV SUPERSTORES, INC.

/s/ Anthony D. Borzillo
Anthony D. Borzillo
Chief Executive Officer and Chief Financial Officer